UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2022

Crescent Energy Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 337-4600

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Earnings Release

On March 9, 2022, Crescent Energy Company (the “Company”) announced its financial and operating results for the year ended December 31, 2021. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pro Forma Financial Statements

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on December 7, 2021 (the “Original Crescent Form 8-K”), on December 7, 2021 (the “Closing Date”), the Company consummated the transactions (the “Transactions”) contemplated by the Transaction Agreement, dated as of June 7, 2021, among Contango Oil & Gas Company (“Contango”), Independence Energy LLC, the Company, IE OpCo LLC, IE L Merger Sub LLC and IE C Merger Sub Inc., pursuant to which each of Contango and Independence became consolidated subsidiaries of the Company.

This Current Report on Form 8-K provides certain pro forma financial statements as described in Item 9.01 below. This Current Report on Form 8-K should be read in connection with the Original Crescent Form 8-K, which provides a more complete description of the Transactions.

The information in this Item 2.02, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Transactions, attached as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021;

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Exhibit	Description

99.1	Press release, dated March 9, 2022.

99.2	Unaudited pro forma condensed combined financial information for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2022

CRESCENT ENERGY COMPANY

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Chief Financial Officer

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